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                                                                        REDACTED

                                                                  EXHIBIT 10.313



                      **CONFIDENTIAL TREATMENT REQUESTED**

                                    AMENDMENT

         This agreement is entered into by and between CHIRON CORPORATION, a Delaware corporation ("Chiron") and GEN-PROBE INCORPORATED, a Delaware corporation ("Gen-Probe").

                                    RECITALS

WHEREAS, Chiron and Gen-Probe signed an agreement on June 11, 1998 with respect to Products for the Blood Screening Field and [PROVISION ASSIGNED] (the "Agreement").

         WHEREAS, the parties desire to amend the Agreement as set forth in this Amendment in order to facilitate the purposes of the Agreement.

                                    AGREEMENT

         In consideration of the facts recited above and the mutual commitments set forth below, the parties agree as follows:

         1. Article 14 of the Agreement shall be and is hereby amended to read as follows:

                  "In consideration for the rights originally granted to Chiron by this Agreement with respect to TMA and HPA, Chiron shall pay to Gen-Probe, [PROVISION ASSIGNED], the following nonrefundable amounts upon the occurrence of each event set forth below:

                  (1) [CONFIDENTIAL TREATMENT REQUESTED]; and

                  (2) [CONFIDENTIAL TREATMENT REQUESTED]:

                         (a) (i) [CONFIDENTIAL TREATMENT REQUESTED]

                         (b) [CONFIDENTIAL TREATMENT REQUESTED].

                  (3) [CONFIDENTIAL TREATMENT REQUESTED].

                  (4) [CONFIDENTIAL TREATMENT REQUESTED].

         2. Except as expressly amended above, the Agreement shall remain in full force and effect.

                  By the signatures of their authorized officers below, Gen-Probe and Chiron adopt this amendment as of December 7, 1999.


CHIRON CORPORATION                    GEN-PROBE INCORPORATED


By       /s/ RAJEN DALAL              By       /s/ HENRY L. NORDHOFF
         ----------------                      ----------------------
                                               Henry L. Nordhoff
Title: President, Blood Testing                President and
         Chiron                                Chief Executive Officer




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